National Fuel Gas Company Investor Presentation Scotia Howard Weil 43 rd Annual Energy Conference - March 2015 1 Exhibit 99

Corporate
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,”
“intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements: factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;
the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases
(which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in the price of natural gas or oil; changes in price differentials between similar quantities of natural gas or oil sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the
Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; significant differences between the Company’s projected and actual capital expenditures and operating expenses;
changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at
www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2014 and the Form 10-Q for the quarter ended December 31, 2014. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.
Safe Harbor For Forward Looking Statements

National Fuel

CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
MD
NATIONAL FUEL PIPELINES
SENECA RESOURCES ACREAGE
UTILITY SERVICE AREA

Corporate
3 Million BBls of Crude Oil Production
$260 Million of Midstream Adjusted EBITDA
800,000 Net Acres in Pennsylvania
1.914 Tcfe of Proved Reserves
Quality Assets, Exceptional Location, Unique Integration

Corporate
Unique Integrated Business Model Provides Competitive Advantage
The National Fuel Value Proposition

800,000 net acres in Pennsylvania – 2
nd
largest acreage position in Marcellus Shale
(1)
WDA mineral ownership = no royalty or drilling commitments
Stacked pay potential in Marcellus, Utica and Geneseo shales
Coordinated midstream infrastructure build-out
Opportunity for further pipeline expansion to accommodate Appalachian supply growth
Creating sustainable value for shareholders remains our #1 priority
Considerable Upstream and Midstream Growth Opportunities in Appalachia
Integration significantly reduces operational and financing costs
Diversified cash flows provide stability in challenging commodity price environment
Strong Balance Sheet and History of Disciplined Financial Management
Investment grade credit rating and liquidity to support Appalachian growth strategy
Disciplined capital investment focused on economic returns
112-year commitment to the dividend
(1)  Per NGI’s Shale Daily
(January 5, 2015).   780,000 acres prospective in Marcellus Shale.

National Fuel

Venango
Forest
Cameron
Clarion
Clearfield

Elk County

NY
Lake Erie
CLERMONT
PA

Corporate
Upstream & Midstream – Common Vision For Growth

Western Development Area
Tier I Acreage: 200,000 Acres
Clermont Gathering System
NFG Supply & Other Interconnects
High quality
Marcellus acreage
Connected to our
interstate pipeline
network
Pipeline capacity to premium
and alternate markets
Northern Access Projects
490 MMcf/d to Canada by 2016

$1,250
$1,000
$750
$500
$250
$0
Adjusted EBITDA (Millions)
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
2010 to 2014: 11% CAGR
$632
$327
$121
$167
$668
$377
$111
$169
$704
$397
$137
$160
$852
$492
$161
$172
$953
$539
$64
$186
$165
$963
$539
$73
$187
$163
2010
2011
2012
2013
2014
TTM 12/31/14
Fiscal Year

Corporate
EBITDA Growth by Segment

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

National Fuel
$1,500
$1,000
$500
$0
Capital Expenditures (Millions)
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
$501
$398
$58
$854
$649
$129
$58
$977
$694
$80
$144
$58
$717
$533
$55
$56
$72
$970
$603
$138
$140
$89
$990 - $1,155
$525-$575
$125-$175
$225-$275
$115-$130
$1,075 - $1,250
$400-$475
$100-$125
$500-$550
$75-$100
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year

Corporate
Adjusting Capex to Capitalize on Opportunities

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

2.5
2.0
1.5
1.0
0.5
0.0
Average Debt /Adjusted EBITDA
1.98 x
1.75 x
1.89 x
1.89 x
1.77 x
1.80 x
2010
2011
2012
2013
2014
TTM 12/31/14
Fiscal Year

Shareholders' Equity 59%

Corporate
Maintaining a Strong Balance Sheet

Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.
(1) Long-term debt of $1.649 billion and short-term debt of $172.9 million.
Total Debt
(1)
41%
$4.4 Billion
As of December 31, 2014
Debt/Adjusted EBITDA Capitalization

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Dividend Rate
1970
1976
1982
1988
1994
2000
2006
2012
Annual Rate at Fiscal Year End

Corporate
Dividend Track Record

(1) As of March 18, 2015.
Current
Dividend Yield
(1)
2.5%
Dividend Consistency
Consecutive Dividend Payments 112 Years
Consecutive Dividend Increases 44 Years
Current Annualized Dividend Rate $1.54 per Share

Upstream Overview Exploration & Production 10

Natural Gas (Bcf)
Crude Oil (MMbbl)
4 Year CAGR: 29%
Total Proved Reserves (Bcfe)
2,500
2,000
1,500
1,000
500
0
700
428
45.2
935
675
43.3
1,246
988
42.9
1,549
1,300
41.6
1,914
1,683
38.5
2010
2011
2012
2013
2014
At September 30

Upstream
Proven Record of Reserve Growth

(1)  Represents a three-year average U.S. finding and development cost.
Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2007-2009 $5.35
2008-2010 $2.37
2009-2011
$2.09
2010-2012
$1.87
2011-2013
$1.67
2012-2014 $1.38
•
2014 F&D Cost = $1.15
•
Marcellus F&D: $1.00
•
327% Reserve
Replacement Rate
•
73% Proved Developed

Gulf of Mexico (Divested in 2011)
East Division
West Division
~27% CAGR Since 2012
Annual Production (Bcfe)
225
150
75
0
49.6
13.3
16.5
19.8
67.6
43.2
19.2
83.4
62.9
20.5
120.7
100.7
20.0
160.5
139.3
21.2
155-190
134-167
21-23
2010
2011
2012
2013
2014
2015E
Fiscal Year

Upstream Delivering Tremendous Production Growth 12

$1,000
$800
$600
$400
$200
$0
Gulf of Mexico (Divested in 2011)
East Division
West Division
Capital Expenditures (Millions)
$398
$356
$28
$649
$596
$47
$694
$631
$63
$533
$428
$105
$603
$520
$83
$525 - $575
$485 - $525
$40-$50
$400 - $475
$370 - $425
$30-$50
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year

Upstream Disciplined Capital Spending 13

SENECA RESOURCES
$4.00
$3.00
$2.00
$1.00
$0.00
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating & Transportation Expense (Gathering Only)
Lease Operating & Transportation Expense (Excl. Gathering)
Unit Cash Cost ($/Mcfe)
$2.23
$0.21
$0.64
$1.17
$2.09
$0.18
$0.73
$0.17
$0.91
$2.01
$0.28
$0.65
$0.24
$0.76
$1.74
$0.14
$0.52
$0.34
$0.65
$1.65
$0.13
$0.40
$0.46
$0.57
$1.65
$0.10
$0.43
$0.51
$0.54
2010
2011
2012
2013
2014
2015E
Fiscal Year

Upstream
Highly Competitive Cost Structure

(1) Represents the midpoint of current General & Administrative Expense guidance of $0.40 to $0.45 per Mcfe for fiscal 2015.
(2) The total of the two LOE components represents the midpoint of current LOE guidance of $1.00 to $1.10 per Mcfe for fiscal 2015.
(3) The cost of firm transportation is reflected in price realizations (a deduction to gross revenues). As such, it is not included in LOE.
(1)
(2)
(2)
(3)

Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Erie
Warren
McKean
Potter
Tioga
Bradfo
Crawford
Forest
Venango
Cameron
Sulliv
Mercer
Lycoming
Clarion
Clearfield
Juniata
Blair

Upstream
Marcellus Shale: Prolific Pennsylvania Acreage

Eastern Development Area (EDA)
• Mostly leased (16-18% royalty)
• No near-term lease expiration
• Limited development drilling until firm
transportation capacity on Atlantic
Sunrise becomes available in late 2017
o
Drilling activity will HBP key acreage
Western Development Area (WDA)
• Average net revenue interest (NRI): 98%
o
No lease expiration
o
No royalty on most acreage
• Highly contiguous
o
Significant economies of scale
• 1,700 to 2,000 locations de-risked
Seneca Lease
Seneca Fee
720,000 Acres 60,000 Acres

Upstream
Marcellus Well Results

(1) Does not include a well drilled into and producing from the Geneseo Shale.
Area
Producing Well
Count
Peak  24-Hour
Rate (MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Clermont / Rich Valley
(CRV)
Elk, Cameron &
McKean counties
19 8.1 7.2 5,710’
WDA Development Wells:
EDA Development Wells:
Area
Producing Well
Count
Peak  24-Hour
Rate (MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Covington
Tioga
County
47 5.2 4.7 4,023’
Tract 595
Tioga
County
43
(1)
7.4 6.1 4,765’
Tract 100
Lycoming
County
57
(1)
16.8 14.8 5,270’

SENECA RESOURCES

MCKEAN
POTTER
TIOGA
MING
CLIN
SRC Acreage
Fee
Lease
Pipeline by Owner
Transco
Tennessee
NFG Midstream

DCNR Tract 007
- Utica exploration well
- 24-hour peak IP – 22.7 MMcf per Day
- Resource potential ~1 Tcf

Covington – Fully Developed
- Productive Capacity: ~45MMcf per Day
- 47 Wells Producing

DCNR Tract 595
- Productive Capacity: ~115 MMcf per Day
- 52 Total Marcellus Locations
- 44 Wells Producing(1)

DCNR Tract 100
- Productive Capacity: ~380 MMcf per Day
- 70 Total Marcellus Locations
- 58 Wells Producing(1)
- Opportunity for Geneseo development

Gamble
- 30 to 50 future Marcellus locations
- 1 Well Producing
- Opportunity for Geneseo development

Upstream EDA Delivering Significant Growth 17 (1) One well included in this total is drilled into and producing from the Geneseo Shale.

Upstream
Focusing on WDA Development

Note: Assumes 6,000’ treated lateral length.
4 - 6 BCF/well
4 - 6 BCF/well
6 - 8 BCF/well
2-4 BCF/well
SRC Lease Acreage
SRC Fee Acreage
EOG Earned JV Acreage
Seneca’s Tier I Acreage:
• 200,000 Acres
• 6-8 Bcfe EUR Wells
• Economic at $2.60 to $4.00/MMbtu
CRV
Hemlock
Ridgeway
2-4 BCF/well

SENECA RESOURCES

Clermont/Rich Valley Area

- 200-250 Planned Horizontal Locations
- Current Productive Capacity: 30 Wells; 95 MMcfd
- IP Range: 5-11 MMcfd

Pad D08-G
Drilling 11 Wells
Pad E8-D
Drilling 8 wells
Pad E09-E
10 Wells Completing
Pad C8-F
Testing
Pad C8-X
Drilling 7 wells
Pad D9-D
6 Wells
Testing
Currently Drilling
Drilled Wells
Producing Wells

Upstream Clermont/Rich Valley (CRV) Area 19

Upstream
~2,000 Economic WDA Locations Below $4/MMBtu

(1) Internal Rate of Return (IRR) includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.
Prospect Product
Locations
Remaining to
Be Drilled
Completed
Lateral Length
(ft)
EUR
Assumption
(MMcf)
BTU
$4.50
Dawn/Nymex
(% IRR)
$4.00
Dawn/Nymex
(% IRR)
15% IRR
Realized Price
DCNR 100 Dry Gas 13 5,582 13,540 1030
>100% 74% $1.84
Gamble Dry Gas 28 4,605 11,240 1030
72% 50% $2.08
DCNR 595 Dry Gas 8 4,475 6,890 1030
46% 33% $2.28
Clermont - Rich Valley Dry Gas 148 7,000 7,817 1050
42% 28% $2.60
Hemlock Dry Gas 157 7,000 7,000 1050
35% 24% $2.78
Ridgway Dry Gas 564 7,000 6,300 1111
31% 21% $2.90
Remaining Tier 1 Dry Gas 1,020 7,000 6,000 1030 - 1100
$3.00 -
$4.00
Future Resource
Dry & Wet
Gas
1,620 7,000 6,000 1030 - 1350
>$4.00
Additional Delineation Required
(1)

Upstream
WDA Mineral Interests Significantly Enhance Returns

(1) Internal Rate of Return (IRR) includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.
($/Mcf)
The Seneca
Advantage
0% Royalty
Realized Price $ 2.60
Less: Royalty Payment (0.00)
Less: Cash Operating Expenses (0.65)
Cash Margin $ 1.95
Before Tax IRR
(1)
15%
A producer burdened by a 15% royalty would
require a $0.46 higher realized price to achieve
same level of economics as Seneca Resources
Producer
Paying
15% Royalty
$ 2.60
(0.39)
(0.65)
$ 1.56
8%
Clermont/Rich Valley Example

Upstream
How Does Seneca Sell its Production?

Well Head
Interconnection
with Interstate
Pipeline Network
Gathering
System
3rd Party
Marketer
(or spot market)
Firm Transport
Demand Center
(firm sales or
spot market)
Contracted Basis
Differential
FT Rate
Spot Market
Breakeven economics based on a
realized price after gathering

Upstream
Adding Long-Term Firm Transport to the Portfolio

(1)  A large majority of the  executed firm sales agreements continue for the remainder of the firm transportation contract term.
Project
(Counterparty)
In-
Service
Date
Contract
Term
Delivery
Market
FT Capacity (Dth/day)
Matched Firm
Sales Contracts
Fiscal
2015
Fiscal
2016
Fiscal
2017
Fiscal
2018
Northeast Supply
Diversification
Project (TGP)
Nov.
2012
15 years Canada 50,000 50,000 50,000 50,000
Executed Contracts
50,000 Dth/d
for 10 years
Niagara
Expansion/
TETCO (TGP & NFG)
Nov.
2015
15 years
Canada --- 158,000 158,000 158,000
Executed Contracts
140,000 Dth/d
for 15 years
TETCO --- 12,000 12,000 12,000
Northern Access
2016 (NFG/
TransCanada/
Union)
Nov.
2016
15 years
Canada
--- --- 350,000 350,000
Evaluating
marketing
opportunities
TGP 200
(NY)
--- --- 140,000 140,000
Atlantic Sunrise
(Transco)
Nov.
2017
15 years
Mid-
Atlantic/
Southeast
--- --- --- 189,405
Executed Contracts
189,405 Dth/d
for first 5 years (1)
Total Firm Transportation Capacity 50,000 220,000 710,000 899,405

1,200
900
600
300
-
Dth per Day (Thousands)
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Fiscal Year

Upstream
Significant Base of Long-Term Firm Contracts

(1)  Includes base firm sales contracts not tied to firm transportation capacity.
Atlantic Sunrise
Williams Co. (Transco)
189,405 Dth/d
Northern Access 2016
NFG & TransCanada
490,000 Dth/d
Niagara Expansion
TGP & NFG
170,000 Dth/d
Current Firm Sales & FT
(1)
914,405 Dth per day (1)
Total Firm Contracts by FY 2018

CANADA
Lake Ontario
Lake Erie
To Dawn
To TGP200
NY
CLERMONT
PA
OH
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Upstream
Reaching High Value Markets

Seneca FT Capacity by Fiscal 2018
(Dth per day)
Canadian Markets 558,000
Mid-Atlantic, Southeast & Other +   341,405
Total Firm Transport Capacity 899,405
To Mid-Atlantic
& Southeast
Markets
To Canadian
Markets

Long-Term Firm Gross Sales (Avg Dth per Day)
500,000
400,000
300,000
200,000
100,000
0
Fixed Price
Dominion South Point
NYMEX
Q2
FY 2015
Q3
FY 2015
Q4
FY 2015

Upstream
Firm Sales Provide Market for Appalachian Production

(1) EDA and WDA carry an average net revenue interest (NRI) of 82% - 84% and 98%, respectively.
Values shown represent the price or differential to a reference price (netback price) at the first non-affiliated interstate pipeline, including the cost of all related downstream transportation
EDA
(1)
320,098 Dth/d 280,036 Dth/d 280,036 Dth/d
WDA
(1)
61,427 Dth/d 60,000 Dth/d 60,000 Dth/d
50,000
Fixed $3.77
50,000
Fixed $3.77
50,000
Fixed $3.77
Dominion
95,327
Less: $0.42
Dominion
85,000
Less: $0.47
Dominion
85,000
Less: $0.47
NYMEX
236,198
Less: $0.51
NYMEX
205,036
Less: $0.59
NYMEX
205,036
Less: $0.59
381,525
340,036
340,036

NYMEX
Dominion
Dawn & MichCon
SoCal
Natural Gas Swaps (Million MMBtu)
100
75
50
25
0
68.7
18.6
49.1
65.7
14.5
18.8
32.4
46.8
11.0
12.7
23.1
5.6
5.6
2015(1)
2016
2017
2018
Fiscal Year

Upstream Current Natural Gas Hedge Positions 27 (1) For the remaining nine months of fiscal 2015.

Total Production (Bcfe)
200
150
100
50
0
42.9 Bcf
47.4 Bcf
18 Bcf
11.1 Bcf
3.0 Bcf
18.6 Bcf
134-167 Bcf
Q1 East Division Production
NYMEX Firm Sales
DOM Firm Sales
Fixed Price Sales
WDA Spot Sales
EDA Spot Sales
Total East Division Production

Upstream
FY 2015 Production – Firm Sales & Spot Exposure

(1) Spot price assumptions reflected in fiscal 2015 earnings guidance range.
(2) Indicates firm sales not backed by financial hedges. Non-hedged DOM firm sales include 5.6 Bcf of non-operated  production volumes.
Firm Sales with Price Certainty
76.5 Bcf at ~$3.70/Mcf
Spot Price Exposure
27 Bcf at $2.00-$2.25/Mcf
(1)
2.7 Bcf
(2)
7.3 Bcf
(2)

250
200
150
100
50
0
Total Production (Bcfe)
78 Bcf
36 Bcf
66 Bcf -
74 Bcf
180 - 188 Bcf
Hedged
Firm Sales / FT
Unhedged
Firm Sales / FT
Spot Market
Exposure

Upstream
FY 2016 Productive Capacity
(1)

(1) Productive capacity reflects firm sales commitments and assumes no price-related curtailments on projected production exposed to local Appalachian spot pricing.  Productive capacity is not intended to reflect production guidance for fiscal 2016.
(2) Unhedged firm sales includes non-operated production volumes.
FY 2016 Productive Capacity Summary
Hedged Firm Sales / FT 78 Bcf
Unhedged Firm Sales / FT (2) 36 Bcf
Productive Capacity Exposed to Spot 66 - 74 Bcf
Total East Div. Productive Capacity 180 - 188 Bcf
West Division (California) 20 - 22 Bcfe
Total SRC Productive Capacity 200 - 210 Bcfe
Total
East Division
Productive Capacity
Price Certainty
at ~$3.75 /Mcf
(2)

Upstream
Utica/Point Pleasant: Industry Activity

Range
59 Mmcf/d
Rice
42 Mmcf/d
Shell
26.5 Mmcf/d
PGE PGE
Permitted Permitted
Drilling Drilling
Completed Completed
Production Production
Seneca Vert. Seneca Vert.
Seneca Horiz. Seneca Horiz.
MHR
46 Mmcf/d
Color-filled contours are Trenton TVDSS; CI = 1000’
Seneca - DCNR 007
IP: 22.7 MMcfd
Seneca – Mt. Jewett
IP: 8.9 MMcfd

DCNR Tract 001
✓ Future Location
Shell: Neal
26.5 Mmcf/d
Shell: Gee
11.2 Mmcf/d
Potter
Tioga
PGE
Currently Drilling
Covington
✓ Future Location
DCNR Tract 007
✓ IP: 22.7 MMcfd
✓ Lateral Length: 4,640'
✓ Potential locations: ~ 70
✓ Anticipated Development Well Cost: $7-$10 Million (5,500' Lat.)
meron
Lycoming
Clinton
SRC Acreage
Fee
Lease
Seneca Horizontal
Other Operators
Permitted
Drilling
Completed
Producing

Upstream Utica/Point Pleasant Shale: EDA Opportunities 31

SENECA RESOURCES

Gross Operated Daily Production (Boe/d)
6,000
4,500
3,000
1,500
0
FY 2010
TTM 12/31/14
North Midway Sunset: 4,500 / 4,000
South Midway Sunset: 500 / 1,500
South Lost Hills: 1,700 / 1,750
North Lost Hills: 1,200 / 1,100
Sespe: 800 / 1,600
East Coalinga: 700

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
DISTRICT 5
Bakersfield
Santa Maria
Lancaster
DISTRICT 2
Ventura

Key Areas of Focus in 2015:

1. South Midway Sunset Extensions
2. East Coalinga Evaluation
3. South Lost Hills Monterey Evaluation

Upstream California: Stable Production; Modest Growth 32

SENECA RESOURCES

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

Upstream
South Midway Sunset Development

252 Pool
97X Pool
SE Pool
251 Pool
B Pool
A Pool
Extended Pool Boundary
Original Pool Boundary
Existing Wells
1000’
16X Pool
Seneca Acquired
in June 2009
Highlights Since Acquisition
•
Significantly increased daily production
•
Drilled 114 new producers
•
Added 3.3 MMBO of proven reserves
•
Increased steam capacity by 420%
•
Identified opportunities for additional
pool development

SENECA RESOURCES

1,000
800
600
400
200
0
BOPD
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

2015 Location
2013-2014 Well
Active Well
Idle Well
P&A
Seneca Lease
Field Boundary
19S 15E
3
1
8
9
10
11
12
17
16
15
14
13
20
21
22
23
24
29
28
27
26
25
32
33
34
35
36
5
4
3
2
1

Upstream
California: East Coalinga Summary

•
Production has increased from 214 BOPD to
750 BOPD
•
Drilled 31 new producers and 1 water disposal
well in 2014
•
Plan to drill 5 wells in 2015
•
Evaluating potential of undeveloped Upper
Temblor heavy oil reservoir in Section 28
Seneca Acquired
in January 2013

Upstream
Focused on High Return Opportunities

CALIFORNIA
Field
Average
Well Cost
Average
EUR
(MBO)
Estimated
IRR
@$55/Bbl
Fiscal 2015
Locations
South Midway Sunset $250,000 39 57% 36
North Midway Sunset $300,000 30 25% 15
East Coalinga $420,000 29 15% 5

Average Daily Net Production (BOE per Day)
11,000
10,000
9,000
8,000
7,000
4-6% CAGR
9,056
8,773
9,322
9,078
9,699
9,800-
10,200
2010
2011
2012
2013
2014
2015
Forecast
Fiscal Year

Upstream California: Modest Growth Anticipated in 2015 36

Q1 Fiscal 2015 West Division EBITDA per BOE

Non-Steam Fuel LOE
$11.64
Steam Fuel
$4.43
G&A
$4.27
Production & Other Taxes
$3.17
Other Operating Costs
$1.77
EBITDA
$48.98

Upstream Strong Margins Support Significant Free Cash Flow 37 Average Revenue for Q1 FY2015 (1) $74.26 per BOE (1) Includes impact of hedging.

Midstream Overview Pipeline & Storage Gathering 38

GATHERING PIPELINES
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
Lake Erie
NY
PA
Gathering Segment Revenue
Revenue (Millions)
$120
$90
$60
$30
$0
$34.8
$70.6
$75 - $95
2010
2011
2012
2013
2014
2015E
Fiscal Year

Midstream
Gathering is the First Step to Reaching a Market

(1) Fiscal 2015 estimated revenue reflects projected throughput based on the range of Seneca’s Fiscal 2015 production guidance (155-190 Bcfe).
TGP 300
Transco
TGP 200
Covington
Gathering System
(In-Service)
Gathering Interconnects
Clermont
Gathering System
(In-Service)
Trout Run
Gathering System
(In-Service)
(1)

Fiscal Year Throughput by Project
(Covington & Trout Run Systems)
MMdth
150
125
100
75
50
25
0
7
31
45
5
51
45
48
87
41
103
2010
2011
2012
2013
2014
2015E
Covington
Trout Run

Bradford County
Mansfield
TGP
Wellsboro
Covington
COVINGTON GATHERING SYSTEM
Blossburg
Tioga County
Morris
TROUT RUN GATHERING SYSTEM
Lycoming County
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Clinton County
Linden
COMPRESSOR STATION
DEHYDRATION FACILITIES

Midstream
Gathering Supporting Seneca’s EDA Production

(1)  Fiscal 2015 estimated throughput reflects the midpoint  of Seneca’s Fiscal 2015 production guidance range (155-190 Bcfe).
• In-Service Date: November 2009
• Capacity: 220,000 Dth per day
• Interconnect: TGP 300
• Capital Expenditures (to date): $32 Million
Interconnects
(1)
• In-Service Date: May 2012
• Capacity: 466,000 to 585,000 Dth per day
• Interconnect: Transco – Leidy Lateral
• Capital Expenditures (to date): $162 Million
Covington Gathering System
Trout Run Gathering System

Compressor Station
Interconnect
TGP 300
DOMINION
McKean County
Elk County
Cameron County
NATIONAL FUEL
CLERMONT 2014 EXPANSION
CLERMONT FUTURE EXPANSION
SENECA RESOURCES ACREAGE

Midstream
• In-Service:  July 2014
• Ultimate Trunkline Capacity:
1+ Bcf per day
• Interconnects
o
TGP 300 (current)
o
NFG Supply Corporation
(Northern Access 2016)
• Capital Expenditures:
o
To date: $115 Million
o
2015
(1)
: $95 - $135 Million
Clermont Gathering System has Large Expandability

(1)  For the remaining nine months of fiscal 2015.
Clermont Gathering System

NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
CANADA
Lake Ontario
Lake Erie
NY
NH
MA
CT
PA
OH
NJ
WV
MD

Midstream Positioned to Serve Growing Production in Appalachia 42 NFG is focused on expanding our pipeline systems to support the growing needs of Appalachian producers and shippers

Northern
Access 2015
(November 2015)
CANADA
Lake Ontario
Lake Erie
NY
CLERMONT
PA
OH
NJ
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Midstream
Major Expansion Designed for Canadian Deliveries

•
Customer: Seneca Resources
•
In-Service: November 2015
•
System: NFG Supply Corp.
•
Capacity: 140,000 Dth per day
o
Lease to TGP as part of their
Niagara Expansion project
•
Interconnect
o
Niagara (TransCanada)
•
Total Cost: $66 Million
•
Major Facilities
o
23,000 HP Compression
Northern Access 2015

CANADA
Lake Ontario
NY
Lake Erie
Northern Access 2016
(Late 2016)
CLERMONT
PA
OH

Midstream
Northern Access 2016 Provides Access to Canada

•
Customer: Seneca Resources
•
In-Service: November 2016 target
•
Capacity:  490,000 Dth/d
•
Interconnects:
o
TransCanada – Chippawa
(350,000 Dth/d)
o
TGP 200 – East Aurora
(140,000 Dth/d)
•
Total Cost: ~$451 Million
•
FERC Timing
o
Pre-filing: July 2014
o
Certificate filing: March 2015
Northern Access 2016

CANADA
Lake Huron
Lake Ontario
Lake Erie
OH
PA
NJ
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

Midstream
Recent 3 rd Party Expansions Highly Successful

Completed Expansions
Capacity (Dth/day)
Northern Access 2012 320,000
Tioga County Ext. & Lamont 440,000
Line N & Mercer Expansion 458,000
Total New Capacity 1,218,000
Capital Cost ($Millions)
Northern Access 2012 $72
Tioga County Ext. & Lamont $72
Line N & Mercer Expansion $138
Total Capital Expenditures $282
Northern
Access 2012
Tioga County
Extension
Line N Projects
Annual Revenues ($Millions)
Northern Access 2012 $16.1
Tioga County Ext. & Lamont $33.4
Line N & Mercer Expansion $23.1
Total Reservation Charges $72.6

National Fuel

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

Midstream
Mercer
(TGP Station 219)
Pairing Line N Expansions with System Modernization

•
In-Service: November 2015
•
System: NFG Supply Corp.
•
Capacity: 175,000 Dth per day
o
Range Resources (145,000 Dth/d)
o
Seneca Resources (30,000 Dth/d)
•
Interconnect
o
Mercer (TGP Station 219)
o
Holbrook (TETCO)
•
Total Cost: $86 Million
o
Expansion: $45 Million
o
Modernization: $41 Million
•
Major Facilities
o
3,550 HP Compressor
o
23.3 miles – 24” Replacement Pipe
Westside Expansion &
Modernization
Holbrook (TETCO)
Westside
Expansion &
Modernization

CANADA
Lake Ontario
NY
Lake Erie
PA
OH
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

Midstream
Developing Unique Solutions for Shippers

• In-Service: November 2015
• System: NFG Supply & Empire Pipeline
• New No-Notice Services
o
Precedent agreements executed with
RG&E, NYSEG & NFG Utility
o
Preserving 172,500 Dth per day (RG&E)
o
Preserving 20,000 Dth per day (NYSEG)
o
Retained Storage: 3.3 Bcf
o
New incremental transportation
capacity of 49,000 Dth per day
• Interconnect
o
Tuscarora (NFG/Supply)
• Total Cost: $58.5 Million
• Major Facilities
o
1,384 HP Compressor
o
17 miles – 12”/16” Pipeline
Tuscarora Lateral
Tuscarora
Lateral

NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
Delivering Gas North
Tioga County Extension
Northern Access 2012
Northern Access 2015
Northern Access 2016
Total Capacity
1,300 MDth/d
Other Projects
Lamont Compressor
Tuscarora Lateral
Total Capacity
139 MDth/d
Lake Ontario
NY
Lake Erie
OH
Line N Corridor
Line "N" Expansion
Line "N" 2012 Expansion
Line "N" 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
633 MDth/d

Midstream
Recent Capacity
Additions
1,218,000 Dth/day
Significant Expansions Are Driving Growth

Completed Projects (Since 2009)
Total Expansion (2009-2016+)
Capacity
Additions
2,072,000 Dth/day
In-Service 2015 364,000 Dth/day
In-Service 2016+ 490,000 Dth/day
Planned Projects (2015+)
Precedent Agreements Executed

Downstream Overview Utility Energy Marketing 49

CANADA
Lake Ontario
NY
Lake Erie
PA
OH
NJ
UTILITY SERVICE AREA

Downstream
New York & Pennsylvania Service Territories

Total Customers: 524,300
Rate Mechanisms:
o
Revenue Decoupling
o
Weather Normalization
o
Low Income Rates
o
Merchant Function Charge (Uncollectibles Adj.)
o
90/10 Sharing (Large Customers)
NY PSC Rate Case Settlement, May 2014
o
Rates Unchanged
o
9.1% ROE Confirmed
o
2-Tier Earnings Sharing Mechanism
o
9.5% to 10.5% - Share 50%
o
10.5% > - Share 80%
o
$8.2 MM CapEx - system replacement
o
$8.0 MM incremental O&M (post-retirement benefits)
Total Customers: 213,500
Rate Mechanisms:
o
Low Income Rates
o
Merchant Function Charge
ROE: Black Box Settlement (2007)
New York
Pennsylvania

120
110
100
90
80
Usage Per Account[1] (Mcf)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
12-Months Ended December 31

35
30
25
20
15
Usage Per Account[1] (MMcf)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
12-Months Ended December 31

Downstream Utility: Shifting Trends in Customer Usage 51 (1) Weighted Average of New York and Pennsylvania service territories (assumes normal weather). Residential Usage Industrial Usage

National Fuel
$250
$200
$150
$100
$50
$0
O&M Expense (Millions)
All Other O&M Expenses
O&M Pension Expense
O&M Uncollectible Expense
$181
$14
$13
$154
$179
$11
$16
$152
$177
$9
$16
$152
$178
$6
$20
$152
$193
$10
$33
$151
$195
$10
$31
$154
2010
2011
2012
2013
2014
12 Months Ended 12/31/14
Fiscal Year

Downstream A Proven History of Controlling Costs 52

Capital Expenditures for Safety
Total Capital Expenditures
Capital Expenditures (Millions)
$150
$120
$90
$60
$30
$0
$115 - $130
$88.8
$72.0
$58.0
$58.4
$58.3
$45.0
$44.3
$43.8
$48.1
$49.8
2010
2011
2012
2013
2014
2015E
Fiscal Year

Downstream
Utility: Strong Commitment to Safety

The Utility remains focused on maintaining the
ongoing safety and reliability of its system
Near-term increase due
to ~$60MM upgrade of
the Utility’s Customer
Information System and
~$25MM NRG Dunkirk
power plant project

Appendix 54

Appendix
Natural Gas Hedge Positions

(1)  For the remaining nine months of fiscal 2015.
(Volumes in thousands Mmbtu; Prices in $/Mmbtu)
Fiscal 2015
(1)
Fiscal 2016 Fiscal 2017 Fiscal 2018
Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price
NYMEX Swaps 49,130 $4.18 32,350 $4.24 23,130 $4.50 5,550 $4.59
Dominion
Swaps
18,630 $3.74 18,840 $3.78 12,720 $3.87 - -
SoCal Swaps 900 $4.35 - - - - - -
MichCon
Swaps
- - 9,000 $4.10 3,000 $4.10 - -
Dawn Swaps - - 5,490 $4.36 7,950 $4.14 - -
Fixed Price
Physical Sales
13,650 $3.77 18,300 $3.77 18,250 $3.77 1,550 $3.77
Total 82,310 $4.01 83,980 $4.03 65,050 $4.11 7,100 $4.41

Appendix
Crude Oil Hedge Positions

(1)  For the remaining nine months of fiscal 2015.
Fiscal 2015
(1)
Fiscal 2016 Fiscal 2017 Fiscal 2018
Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price
Midway
Sunset
(MWSS)
Swaps
108,000 $92.10 36,000 $92.10 - - - -
Brent
Swaps
765,000 $98.32 933,000 $95.18 384,000 $92.30 75,000 $91.00
NYMEX
Swaps
297,000 $90.14 300,000 $86.09 - - - -
Total 1,170,000 $95.67 1,269,000 $92.95 384,000 $92.30 75,000 $91.00
(Volumes & Prices in Bbl)

Appendix
WDA Delineation Well Results

Area
Producing
Well Count
Peak  24-Hour
Rate (MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Ridgway
Elk County
1 7.1 6.4 5,537’
Church Run
Elk & Jefferson
counties
2 4.8 4.5 4,690’
Hemlock
Elk County
2 5.4 5.2 7,067’
Owl’s Nest
Elk & Forest counties
1 6.1 5.8 6,137’
Sulger Farms
Jefferson County
1 6.1 5.6 5,778’

Appendix
Comparable GAAP Financial Measure Slides & Reconciliations

This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s ongoing operating results, for measuring the Company’s cash flow and liquidity, and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
The Company defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, depreciation, depletion and amortization, interest and other income, impairments, items impacting comparability and income taxes.

Appendix
National Fuel Gas Company

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 187,838 $            187,603 $            226,897 $            215,042 $               217,150 $               206,875 $
Exploration & Production - All Other Divisions Adjusted EBITDA 139,624               189,854               170,232               277,341                  322,322                  332,332
Total Exploration & Production Adjusted EBITDA 327,462 $            377,457 $            397,129 $            492,383 $               539,472 $               539,207 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 327,462 $            377,457 $            397,129 $            492,383 $               539,472 $               539,207 $
Pipeline & Storage Adjusted EBITDA 120,858               111,474               136,914               161,226                  186,022                  186,799
Gathering Adjusted EBITDA 2,021                     9,386                     14,814                  29,777                     64,060                     73,437
Utility Adjusted EBITDA 167,328               168,540               159,986               171,669                  164,643                  162,779
Energy Marketing Adjusted EBITDA 13,573                  13,178                  5,945                     6,963                        10,335                     12,359
Corporate & All Other Adjusted EBITDA 408                        (12,346)                (10,674)                (9,920)                      (11,078)                   (11,515)
Total Adjusted EBITDA 631,650 $            667,689 $            704,114 $            852,098 $               953,454 $               963,066 $
Total Adjusted EBITDA 631,650 $            667,689 $            704,114 $            852,098 $               953,454 $               963,066 $
Minus: Net Interest Expense (90,217)                (75,205)                (82,551)                (89,776)                   (90,107)                   (88,818)
Plus:  Other Income 6,126                     5,947                     5,133                     4,697                        9,461                        10,416
Minus: Income Tax Expense (137,227)              (164,381)              (150,554)              (172,758)                 (189,614)                 (189,349)
Minus: Depreciation, Depletion & Amortization (191,199)              (226,527)              (271,530)              (326,760)                 (383,781)                 (393,414)
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) 6,780                     -                         -                         -                            -                            -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         50,879                  -                         -                            -                            -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         21,672                  -                            -                            -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         (6,206)                   -                            -                            -
Minus: New York Regulatory Adjustment (Utility) -                         -                         -                         (7,500)                      -                            -
Rounding -                         -                         (1)                            -                            -                            -
Consolidated Net Income 225,913 $            258,402 $            220,077 $            260,001 $               299,413 $               301,901 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period) 1,049,000 $         899,000 $            1,149,000 $         1,649,000 $           1,649,000 $           1,649,000 $
Current Portion of Long-Term Debt (End of Period) 200,000               150,000               250,000               -                            -                            -
Notes Payable to Banks and Commercial Paper (End of Period) -                         40,000                  171,000               -                            85,600                     172,900
Total Debt (End of Period) 1,249,000 $         1,089,000 $         1,570,000 $         1,649,000 $           1,734,600 $           1,821,900 $
Long-Term Debt, Net of Current Portion (Start of Period) 1,249,000            1,049,000            899,000               1,149,000               1,649,000               1,649,000
Current Portion of Long-Term Debt (Start of Period) -                         200,000               150,000               250,000                  -                            -
Notes Payable to Banks and Commercial Paper (Start of Period) -                         -                         40,000                  171,000                  -                            -
Total Debt (Start of Period) 1,249,000 $         1,249,000 $         1,089,000 $         1,570,000 $           1,649,000 $           1,649,000 $
Average Total Debt 1,249,000 $         1,169,000 $         1,329,500 $         1,609,500 $           1,691,800 $           1,735,450 $
Average Total Debt to Total Adjusted EBITDA 1.98 x 1.75 x 1.89 x 1.89 x 1.77 x 1.80 x
FY 2013
12-Months
Ended 12/31/14 FY 2014

Appendix
National Fuel Gas Company
Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2015
FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 398,174 $    648,815 $    693,810 $    533,129 $    602,705 $    $525,000-575,000
Pipeline & Storage Capital Expenditures 37,894          129,206       144,167       56,144 $      139,821 $    $225,000-275,000
Gathering Segment Capital Expenditures 6,538            17,021          80,012          54,792 $      137,799 $    $125,000-175,000
Utility Capital Expenditures 57,973          58,398          58,284          71,970 $      88,810 $      $115,000-130,000
Energy Marketing, Corporate & All Other Capital Expenditures 773               746               1,121            1,062 $         772 $            -
Total Capital Expenditures from Continuing Operations 501,352 $    854,186 $    977,394 $    717,097 $    969,907 $    $990,000-1,155,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 150 $            - $             - $             - $             - $             - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2014 Accrued Capital Expenditures - $             - $             - $             - $             (80,108) $
Exploration & Production FY 2013 Accrued Capital Expenditures -                -                -                (58,478)        58,478          -
Exploration & Production FY 2012 Accrued Capital Expenditures -                -                (38,861)        38,861          -                -
Exploration & Production FY 2011 Accrued Capital Expenditures -                (103,287)      103,287       -                -                -
Exploration & Production FY 2010 Accrued Capital Expenditures (78,633)        78,633          -                -                -                -
Exploration & Production FY 2009 Accrued Capital Expenditures 19,517          -                -                -                -                -
Pipeline & Storage FY 2014 Accrued Capital Expenditures -                      -                -                -                (28,122)
Pipeline & Storage FY 2013 Accrued Capital Expenditures -                -                -                (5,633)           5,633            -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -                -                (12,699)        12,699          -                -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -                (16,431)        16,431          -                -                -
Pipeline & Storage FY 2010 Accrued Capital Expenditures -                3,681            -                -                -                -
Pipeline & Storage FY 2008 Accrued Capital Expenditures -                -                -                -                -                -
Gathering FY 2014 Accrued Capital Expenditures -                -                -                -                (20,084)
Gathering FY 2013 Accrued Capital Expenditures -                -                -                (6,700)           6,700            -
Gathering FY 2012 Accrued Capital Expenditures -                -                (12,690)        12,690          -                -
Gathering FY 2011 Accrued Capital Expenditures -                (3,079)           3,079            -                -                -
Gathering FY 2009 Accrued Capital Expenditures 715               -                -                -                -                -
Utility FY 2014 Accrued Capital Expenditures -                -                -                -                (8,315)
Utility FY 2013 Accrued Capital Expenditures -                -                -                (10,328)        10,328          -
Utility FY 2012 Accrued Capital Expenditures -                -                (3,253)           3,253            -                -
Utility FY 2011 Accrued Capital Expenditures -                (2,319)           2,319            -                -                -
Utility FY 2010 Accrued Capital Expenditures -                2,894            -                -                -                -
Total Accrued Capital Expenditures (58,401) $     (39,908) $     57,613 $      (13,636) $     (55,490) $     - $
Eliminations - $             - $             - $             - $             - $             - $
Total Capital Expenditures per Statement of Cash Flows 443,101 $    814,278 $    1,035,007 $ 703,461 $    914,417 $    $990,000-1,155,000